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                                                                    EXHIBIT 10.4


                             Crosby Corporate Center
                             Bedford, Massachusetts
                                  (the "Park")

                            THIRD AMENDMENT TO LEASE
                                   May 9, 2000

        LANDLORD:      EOP-Crosby Corporate Center, L.L.C., a Delaware limited
                       liability company, successor in interest to BP-Crosby
                       Corporate Center, L.L.C.

        TENANT: RSA Security Inc., formerly known as Security Dynamics Technologies, Inc.

        EXISTING
        PREMISES:      The entirety of 20 Crosby Drive (Building No. 1), the
                       entirety of 24 Crosby Drive (Building No. 3), and the entirety of 36 Crosby Drive (Building No. 9).

ORIGINAL
LEASE
DATA
        LEASE
        EXECUTION
        DATE:          March 11, 1996

        TERMINATION
        DATE:          June 30, 2009

        PREVIOUS
        LEASE
        AMENDMENTS:    First Amendment to Lease dated May 10, 1997
                       Second Amendment to Lease dated April 8, 1998


        THIRD
        AMENDMENT
        ADDITIONAL
        PREMISES:      An area on the second (2nd) floor of
                       34 Crosby Drive (Building No. 8) in
                       the Park, containing 19,859 square
                       feet of Total Rentable Area,
                       substantially as shown on EXHIBIT A,
                       THIRD AMENDMENT attached hereto and
                       incorporated by reference herein.

         WHEREAS, Tenant desires to lease the Third Amendment Additional
Premises;

         WHEREAS, Landlord is willing to lease the Third Amendment Additional Premises to Tenant on the terms and conditions hereinafter set forth;

         NOW THEREFORE, the parties hereby agree that the above-referenced lease, as previously amended (the "Lease"), is hereby further amended as follows:

         1.       DEMISE OF THE THIRD AMENDMENT ADDITIONAL PREMISES
                  -------------------------------------------------

         Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Third Amendment Additional Premises for a term commencing as of July 1, 2000 and terminating as of June 30, 2005. Said demise of the Third Amendment Additional Premises shall be upon the same terms and conditions of the Lease (including, without limitation, Tenant's obligation to pay for electricity consumed in the Third


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Amendment Additional Premises pursuant to Article 8.1(a) of the Lease as measured by a separate submeter to be installed by Landlord in the Third Amendment Additional Premises), except as follows:

                  A. The Term Commencement Date with respect to the Third Amendment Additional Premises shall be July 1, 2000.

                  B. The Termination Date in respect of the Third Amendment Additional Premises is June 30, 2005.

                  C. Annual Base Rent with respect to the Third Amendment Additional Premises shall be $496,475.04 (i.e., a monthly payment of $41,372.92), or Twenty-Five Dollars ($25.00) per square foot of the Total Rentable Area of the Third Amendment Additional Premises per annum.

                  D. The Rent Commencement Date in respect of the Third Amendment Additional Premises is the Term Commencement Date in respect of the Third Amendment Additional Premises.

                  E. Base Year for Expenses with respect to the Third Amendment Additional Premises shall be calendar year 2000 (i.e., January 1, 2000 - December 31, 2000).

                  F. Tenant's Operating Expense Percentage with respect to the Third Amendment Additional Premises is 26.0805%.

                  G. Base Year for Taxes with respect to the Third Amendment Additional Premises shall be fiscal year 2001 (i.e., July 1, 2000 - June 30,
2001).

                  H. Tenant's Tax Percentage with respect to the Third Amendment Additional Premises shall be 7.7114%.

                  I. Tenant's obligation to pay Yearly Rent, Tax Excess and Operating Expense Excess in respect of the Third Amendment Additional Premises shall commence as of July 1, 2000.

                  J. In the event that any of the provisions of the Lease are inconsistent with this Amendment or the state of facts contemplated hereby, the provisions of this Amendment shall control.

         2.       CONDITION OF THIRD AMENDMENT ADDITIONAL PREMISES
                  ------------------------------------------------

         Notwithstanding anything to the contrary herein or in the Lease contained, Tenant shall lease the Third Amendment Additional Premises "as-is", in the condition in which the Third Amendment Additional Premises are in as of the Term Commencement Date in respect of the Third Amendment Additional Premises, without any obligation on the part of Landlord to prepare or construct the Third Amendment Additional Premises for Tenant's occupancy and without any representation or warranty by Landlord as to the condition of the Third Amendment Additional Premises.

         3.       TENANT'S EARLY TERMINATION RIGHT
                  --------------------------------

         Tenant's early termination right, as set forth in Paragraph 1 of the Rider to the Lease, shall have no applicability to the Third Amendment Additional Premises (i.e., if Tenant exercises its early termination right under said Paragraph 1 with respect to the Existing Premises, the Lease shall remain in full force and effect with respect to the Third Amendment Additional Premises).

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         4.       TENANT'S EXTENSION OPTION IN RESPECT OF THIRD AMENDMENT
                  -------------------------------------------------------
                  ADDITIONAL PREMISES
                  -------------------

                  A. On the conditions, which conditions Landlord may waive, at its election, by written notice to Tenant at any time, that: (i) Tenant is not in default, beyond the expiration of any applicable grace periods, of its covenants and obligations under the Lease, and (ii) both as of the time of option exercise and as of the commencement of the hereinafter described additional term, RSA Security Inc., a Permitted Tenant Successor, and/or an Affiliate of Tenant are occupying the entirety of the Third Amendment Additional Premises, Tenant shall have the option to extend the term of this Lease in respect of the Third Amendment Additional Premises for one (1) five (5) year term (the "Extension Term") commencing as of July 1, 2005 and terminating as of June 30, 2010. Tenant may exercise such option to extend by giving Landlord written notice on or before September 30, 2004. Upon the timely giving of such notice, the term of the lease of the Third Amendment Additional Premises shall be deemed extended upon all of the terms and conditions of the Lease applicable to the Third Amendment Additional Premises, except that the Yearly Rent, Operating Cost Base and Tax Base shall be as hereinafter set forth. If Tenant fails to give timely notice, as aforesaid, Tenant shall have no further right to extend the term of the Lease in respect of the Third Amendment Additional Premises, time being of the essence.

                  B.       YEARLY RENT

         The Yearly Rent during the additional term shall be based upon the greater of the following: (i) the Fair Market Rental Value, as defined in Paragraph 3 of the Rider to the Lease, as of the commencement of the additional term, of the Third Amendment Additional Premises, or (ii) the sum of Yearly Rent, Operating Expense Excess and Tax Excess payable by Tenant in respect of the Third Amendment Additional Premises during the twelve-(12) month period immediately preceding the commencement of the additional term.

                  C.       NO FURTHER EXTENSION OPTIONS.

                  Tenant shall have no further option to extend the term of the Lease in respect of the Third Amendment Additional Premises other than the one
(1) five (5) year term herein provided.

                  D. Notwithstanding the fact that upon Tenant's exercise of the herein option to extend the term of the Lease in respect of the Third Amendment Additional Premises such extension shall be self-executing, as aforesaid, the parties shall promptly execute a lease amendment reflecting such additional term after Tenant exercises the herein option, except that the Yearly Rent payable in respect of such additional term, the Operating Cost Base during such additional term, and the Tax Base during such additional term, may not be set forth in said amendment. Subsequently, after such Yearly Rent, Operating Cost Base, and Tax Base are determined, the parties shall execute a written agreement confirming the same.

                  E. Paragraph 2 of the Rider to the Lease as amended by Paragraph 8 of the First Amendment to the Lease and Paragraph 7 of the Second Amendment to the Lease shall have no applicability to the Third Amendment Additional Premises.

         5.       TENANT'S SECURITY/LETTER OF CREDIT
                  ----------------------------------

         Tenant shall not be required to provide any additional security to Landlord in connection with its demise of the Third Amendment Additional Premises.

         6.       LANDLORD'S TERMINATION RIGHTS BASED UPON VACANCY
                  ------------------------------------------------

         Landlord's termination right under Article 5.4 of the Lease (as amended by Paragraph 10 of the First Amendment and by Paragraph 12 of the Second Amendment) shall apply to the Existing Premises independently of the Third Amendment Additional Premises. In addition, the Vacancy Period, as defined in
Article 5.4, applicable with

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respect to each of the Buildings shall be three hundred sixty-five (365)
consecutive days. In other words:

                  A. If Tenant ceases to use all, or substantially all, of Building 1 for three hundred and sixty-five (365) consecutive days, or all or substantially all of Building 3 for three hundred sixty-five (365) days, or all or substantially all of Building 9 for three hundred sixty-five (365) days, but Tenant continues to use the Third Amendment Additional Premises, then Landlord shall have the right to terminate the term of the Lease with respect to Building 1, Building 3, or Building 9, as the case may be, in accordance with Article 5.4 of the Lease, Paragraph 10 of the First Amendment, or Paragraph 12 of the Second Amendment, but Landlord shall not have the right to terminate the term of the Lease with respect to the Third Amendment Additional Premises.

                  B. If Tenant ceases to use all, or substantially all, of the Third Amendment Additional Premises for the three hundred sixty-five (365) consecutive days, but Tenant continues to use the Existing Premises, then Landlord shall have the right to terminate the term of the Lease with respect to the Third Amendment Additional Premises, but Landlord shall not have the right to terminate the term of the Lease with respect to the Existing Premises.

         7.       TERMINATION RIGHTS BASED UPON CASUALTY AND TAKING
                  -------------------------------------------------

         In the event of a casualty or a taking which affects only one of the Buildings which would allow either party to exercise its rights, under either
Article 18 or 20 of the Lease, to terminate the Lease, then, notwithstanding anything to the contrary herein contained, neither party shall have the right to terminate the term of the Lease with respect to the Premise(s) which is (are) not affected by such casualty or taking.

         8.       INAPPLICABLE LEASE PROVISIONS
                  -----------------------------

         The following provisions shall have no applicability to nor any force or effect in respect of the Third Amendment Additional Premises:

         Articles 4, 17.4(d), 17.4(e), 21.4(b), the last sentence of Article 26(a), and Exhibits 4, 4-A, and 12 of the Lease;

         Paragraphs 1, 2, 3, 4, 5, 6, 9 and 13 of the First Amendment; and

         Paragraphs 1, 2, 3, 4, 5, 9, 10, 11, 14, 15, 18, 20, 21 and 22 of the
Second Amendment

         9.       BROKER
                  ------

         (a) Tenant represents and warrants that it has not directly or indirectly dealt, with respect to the leasing of the Third Amendment Additional Premises with any broker. Tenant agrees to defend, exonerate and save harmless and indemnify Landlord and anyone claiming by, through or under Landlord against any claims for a commission arising in breach of the representation and warranty set forth in the immediately preceding sentence.

         (b) Landlord represents and warrants that, in connection with the execution and delivery of this Third Amendment to Lease, it has not directly or indirectly dealt with any broker. Landlord agrees to defend, exonerate, save harmless, and indemnify Tenant and anyone claiming by, through, or under Tenant against any claims arising in breach of the representation and warranty set forth in the immediately preceding sentence.

         10.      PARKING
                  -------

         Tenant shall have, as appurtenant to the Third Amendment Additional Premises, rights to use in common, with others entitled thereto, subject to reasonable rules governing use of the Park from time to time made by Landlord of which Tenant is given prior written notice and with due regard for the rights of others to use the same, such

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portions of the parking areas of the Park, as may be designated by Landlord for common parking, for the purpose of parking of motor vehicles by Tenant and Tenant's employees and invitees, such parking to be provided to Tenant at a ratio of not in excess of 3.5 parking spaces per 1,000 square feet of the Total Rentable Area of the Third Amendment Additional Premises.

         11.      RIGHT OF FIRST OFFER
                  --------------------

         The parties hereby acknowledge and agree that Building No. 8 constitutes "Other Property" for the purposes of Tenant's Right of First Offer, as set forth in Paragraph 5 of the Rider to the Lease.

         12.      CONDITION OF LANDLORD'S EXECUTION
                  ---------------------------------

         The parties acknowledge that Landlord is only willing to execute this Third Amendment in the event that the tenant currently occupying the Third Amendment Additional Premises ("Current Tenant") agrees to terminate its lease of such premises. Therefore, Landlord shall have the right, exercisable upon written notice to Tenant, to render this Amendment void and without force or effect, unless both of the following events occur:

         a.       Tenant executes and delivers to Landlord this Amendment; and

         b. Current Tenant executes and delivers to Landlord an agreement, in form and substance acceptable to Landlord, whereby Current Tenant agrees to terminate its lease of the Third Amendment Additional Premises.

         10. As herein amended, the Lease is ratified, confirmed and approved in all aspects.

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         EXECUTED under seal as of the date first above-written.

LANDLORD:                                                 TENANT:
EOP-CROSBY CORPORATE CENTER, L.L.C.,                      RSA SECURITY INC.,
a Delaware limited liability company                      a Delaware corporation

By: EOP Operating Limited Partnership, a Delaware
      limited partnership, its sole member

      By: Equity Office Properties Trust, a Maryland
          real estate investment trust, its managing
          general partner

          By: /s/ Thomas Q. Bakke                   By: /s/ John F. Kennedy
              -------------------------                 ------------------------
          Name: Thomas Q. Bakke                     (Name) John F. Kennedy
          Title: Vice President                     (Title) CFO
                                                    Hereunto Duly Authorized

Date Signed: May 9, 2000                             Date Signed: ______________

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                           EXHIBIT A, THIRD AMENDMENT


        This Exhibit is attached to and made a part of the Second Amendment dated as of May 9, 2000, by and between EOP-CROSBY CORPORATE CENTER, L.L.C.,
A DELAWARE LIMITED LIABILITY COMPANY ("Landlord") and RSA SECURITY, INC. ("Tenant") for space in the Building located at Building No. 8, Crosby Corporate Center, Bedford, Massachusetts.


                              [DIAGRAM OF PREMISES]

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